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                                  AMENDMENT NO. 1 TO
                           CHANGE-IN-CONTROL SEVERANCE PLAN
                              OF SILICONIX INCORPORATED


    The Change-in-Control Severance Plan of Siliconix incorporated dated as of February 1, 1997 is hereby amended as follows, effective as of September 15, 1997:

    1. INTRODUCTION, PARAGRAPH 2. This paragraph is hereby amended to read in full as follows:

         "For purposes of this Plan, a "Change in Control" of Siliconix is any corporate transaction that results in Daimler-Benz AG owning, directly or indirectly, less than 50% of the voting common stock of Siliconix incorporated. If no Change in Control occurs before June 30, 1998, then the Plan automatically terminates on June 30, 1998. If a Change in Control takes place before June 30, 1998, then the Plan will apply to specified employment terminations that occur within the two-year period following the date of the Change in Control."


Dated:   September 15, 1997       SILICONIX INCORPORATED


                                  By /s/ Richard J. Kulle
                                     -----------------------
                                         Richard J. Kulle
                                         President & CEO




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